US-DOCS\135492894.1 UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 Filed by the Registrant  Filed by a Party other than the Registrant  Check the appropriate box:  Preliminary Proxy Statement  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))  Definitive Proxy Statement  Definitive Additional Materials  Soliciting Material Pursuant to § 240.14A-12 (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant) Payment of Filing Fee (Check the appropriate box): Payment of Filing Fee (Check all boxes that apply):  No fee required.  Fee paid previously with preliminary materials.  Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V57723-P18666 RESMED INC. 9001 SPECTRUM CENTER BLVD. SAN DIEGO, CA 92123 ATTN: AMY WAKEHAM RESMED INC. 2024 Annual Meeting Date: November 20, 2024 Time: 4:30 p.m. (US Pacific Time) November 21, 2024 Time: 8:30 a.m. (Singapore Time); 11:30 a.m. (Australian Eastern Time) Live webcast: Meeting live via the internet-please visit www.virtualshareholdermeeting.com/RMD2024 *Please check the meeting materials for any special requirements for meeting attendance. You invested in RESMED INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. Important notice regarding the availability of proxy materials for the stockholder meeting to be held on November 20, 2024 (US Time)/ November 21, 2024 (Singapore and Australian Time). Get informed before you vote View the Notice, Proxy Statement, and Form 10-K online at www.ProxyVote.com, OR you can receive a free paper or email copy of the materials. If you would like to request a copy of the materials for this and/or future stockholder meetings, you may (1) visit http://www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@ProxyVote.com, by November 6, 2024. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Virtually at: www.virtualshareholdermeeting.com/RMD2024 Vote Virtually at the Meeting* November 20, 2024 at 4:30 p.m. (US Pacific Time) November 21, 2024 at 8:30 a.m. (Singapore Time); 11:30 a.m. (Australian Eastern Time)

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This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Elect 11 directors, each to serve until our 2025 annual meeting and until their successors are elected and qualified. The nominees for election as directors at the 2024 annual meeting are:	
	Continuing directors:	
	1a. Carol Burt	For
	1b. Christopher DelOrefice	For
	1c. Jan De Witte	For
	1d. Karen Drexler	For
	1e. Michael Farrell	For
	1f. Peter Farrell	For
	1g. Harjit Gill	For
	1h. John Hernandez	For
	1i. Richard Sulpizio	For
	1j. Desney Tan	For
	1k. Ronald Taylor	For
2.	Ratify our selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2025.	For
3.	Approve, on an advisory basis, the compensation paid to our named executive officers, as disclosed in the proxy statement ("say-on-pay").	For

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